CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Registration Statement on Form N-1A of Managers AMG Funds.

/s/ TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

July 22, 2009